SPECTRA                                                 SPECTRA
   FUND                                                    FUND



1 World Trade Center
Suite 9333
New York, NY 10048
(800) 711-6141
www.spectrafund.com
---------------------------------------------
BOARD OF TRUSTEES

Fred M. Alger, CHAIRMAN
David D. Alger
Charles F. Baird, Jr.
Roger P. Cheever
Lester L. Colbert, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White
---------------------------------------------
INVESTMENT ADVISER

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333                                               SEMI-ANNUAL REPORT
New York, NY 10048                                         APRIL 30, 2000
---------------------------------------------                (UNAUDITED)
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, NJ 07302-9811
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.


SREP40

FELLOW SHAREHOLDERS:
                                                                   May 15, 2000


       As winter turned to spring and temperatures rose, the U.S. economy continued to sizzle, a fact that remained more a worry than a comfort for financial markets. Inflation-adjusted GDP growth rose at a much stronger than expected rate of 7.3% in the fourth quarter of 1999, and was expected to exceed 5% in the first three months of 2000.

       Market watchers are wary of such strength because it can stimulate high inflation and prompt the Federal Reserve to raise interest rates in an effort to slow economic growth. This concern was a principal cause of the sharp volatility in stock prices through the first four months of 2000. It also added to the bearish tone in March when investors decided that the valuations of technology stocks had become too high and sent the Nasdaq Composite Index tumbling. Federal Reserve policy, amid signs of higher wage and price inflation, occupied center stage during April. For example, stronger than expected inflation in the March Consumer Price Index released on April 14 sent equities tumbling that day. At the end of April, the Nasdaq Composite stood at 3861, down 24% from its March 10 high of 5049. Other major indexes were also lower, with the Dow Jones Industrial Average down 6.19% and the S&P 500 down 0.78% from the end of 1999.

       That was in contrast to the uptrend in November and December. Although inflation pressures were on investors' minds as 1999 drew to a close, the stock market continued to rally with few significant setbacks. Technology and small-cap stocks surged. The technology-dominated Nasdaq Composite Index posted a 37.18% gain for November and December and an 85.59% advance for the full year. The S&P 500 gained 8.04% in the last two months and 21.04% for the year. Many foreign markets turned in even stronger performances, with the Morgan Stanley Capital International EAFE Index gaining 25.27% during 1999. Signs that much of the developed world had entered an expansionary cycle and many emerging nations were rebounding from the crisis of 1997 and 1998 bolstered international markets.

       Fixed income was one category that produced mostly negative returns for 1999 as the Federal Reserve repeatedly nudged short-term interest rates higher in an attempt to slow the economy. Continued Federal Reserve pressure lifted the 3-month yield to 5.65% at the end of April 2000. However, the Treasury's bond repurchase program along with some "flight to quality" from the equity markets helped longer maturities, with the 30-year Treasury bond yielding 5.96% at the end of April, down from 6.48% at the end of 1999.

LOOKING AHEAD

       Although no one can predict the future, we have been encouraged by the market's ability to bounce back from sharp declines in recent years. We expect volatility to remain at historically high levels until it becomes clear that the Federal Reserve has completed the current round of tightening. An end to Federal Reserve rate interventions should be positive for the market, leading to reduced volatility and more bullish sentiment. As a result, buyers should return in force and send the market higher. A market rebound will be led, we believe, by the tech sector since it offers great opportunities for future earnings growth. Because our funds remain heavily invested in this sector, we hope to recover the losses sustained during the market downdraft of the last three months.



       Respectfully submitted,


       /s/ David D. Alger
       President

SPECTRA FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000


  SHARES                                                              VALUE
---------   COMMON STOCKS-88.4%                                    -----------
            ADVERTISING-.6%
 61,700     Omnicom Group Inc. + ...............................   $ 5,618,555
                                                                   -----------
            BIO-TECHNOLOGY-1.8%
322,600     Amgen Inc.* + ......................................    18,065,600
                                                                   -----------
            BROADCASTING-3.1%
277,300     Clear Channel
            Communications Inc.*+ ..............................    19,965,600
173,300     EchoStar Communications Corp.,
            Cl. A* + ...........................................    11,037,043
                                                                   -----------
                                                                    31,002,643
                                                                   -----------
            BUSINESS SERVICES-1.5%
208,800     Ariba Inc.* ........................................    15,490,350
                                                                   -----------
            COMMUNICATION
            EQUIPMENT-11.7%
 27,500     Brocade Communications
            Systems Inc.*+ .....................................     3,410,000
503,400     Cisco Systems, Inc.* ...............................    34,899,778
 60,100     Corning Inc. .......................................    11,869,750
 36,700     Efficient Networks Inc.+ ...........................     2,413,025
 50,200     Entrust Technologies Inc.* .........................     2,466,075
 55,100     Ericsson(LM)Telephone Co., ADR .....................     4,872,906
118,700     Motorola, Inc. .....................................    14,132,719
 88,000     PMC-Sierra Inc.* ...................................    16,885,000
 81,600     SDL Inc.* ..........................................    15,912,000
 76,500     Verisign Inc.* .....................................    10,662,188
                                                                   -----------
                                                                   117,523,441
                                                                   -----------
            COMMUNICATIONS-13.3%
320,700     America Online Inc.* ...............................    19,181,869
357,000     AT&T Corp. Liberty Media Group,
            Cl. A* .............................................    17,827,688
335,900     Comcast Corp., Cl. A Special .......................    13,456,994
129,900     Cox Communications Inc., Cl. A* + ..................     5,561,344
247,900     Exodus Communications, Inc.* + .....................    21,923,656
112,600     MCI Worldcom Inc.* .................................     5,116,263
312,000     McLeodUSA, Inc., Cl. A* + ..........................     7,800,000
149,000     Nextel Communications Inc., Cl. A* +................    16,306,187
148,600     Qualcomm Inc.* .....................................    16,113,812
180,600     Sprint Corp. (PCS Group)* + ........................     9,933,000
                                                                   -----------
                                                                   133,220,813
                                                                   -----------
            COMPUTER RELATED &
            BUSINESS EQUIPMENT-4.8%
198,300     Dell Computer Corp.* ...............................     9,939,787
105,000     Hewlett-Packard Company ............................    14,175,000
262,100     Sun Microsystems Inc.* .............................    24,096,819
                                                                   -----------
                                                                    48,211,606
                                                                   -----------

            COMPUTER SERVICES-9.8%
137,000     Amdocs Limited* .....................................    9,273,188
272,300     eBay Inc.* + ........................................   43,346,756
 79,600     InfoSpace.com Inc.* + ...............................    5,716,275
 21,100     Inktomi Corp.* ......................................    3,248,081
232,500     Vignette Corp.* .....................................   11,203,594
196,400     Yahoo Inc.* .........................................   25,581,100
                                                                    ----------
                                                                    98,368,994
                                                                    ----------
            COMPUTER SOFTWARE-6.7%
 85,900     Aspect Development, Inc. *+ .........................    5,937,838
172,600     Commerce One Inc.* + ................................   10,539,387
 65,700     I2 Technologies, Inc.* + ............................    8,491,725
286,700     Microsoft Corporation* ..............................   19,997,325
133,900     Oracle Corp.* .......................................   10,703,631
 77,600     Phone.com Inc.* + ...................................    6,518,400
 46,800     VERITAS Software Corp.* + ...........................    5,020,031
                                                                    ----------
                                                                    67,208,337
                                                                    ----------
            ENERGY & ENERGY
            SERVICES-3.2%
 57,400     B.J. Services Company* ..............................    4,032,350
497,500     Halliburton Co. .....................................   21,983,281
161,000     Nabors Industries Inc.* .............................    6,349,438
                                                                    ----------
                                                                    32,365,069
                                                                    ----------
            FINANCIAL SERVICES-3.4%
 52,000     American Express Company+ ...........................    7,803,250
273,000     Citigroup Inc. ......................................   16,226,438
136,300     Morgan Stanley Dean Witter & Co. + ..................   10,461,025
                                                                    ----------
                                                                    34,490,713
                                                                    ----------
            MEDICAL SERVICES-1.7%
 52,700     PE Corp.-
            Celera Genomics Group* ..............................    4,347,750
211,700     PE Corp.-
            PE Biosystems Group .................................   12,702,000
                                                                    ----------
                                                                    17,049,750
                                                                    ----------
            PHARMACEUTICALS-.7%
141,000     Celgene Corp.* + ....................................    6,635,813
                                                                    ----------
            RETAILING-3.4%
118,800     Costco Wholesale Corp.* .............................    6,422,625
317,850     Home Depot, Inc. ....................................   17,819,466
180,700     Wal-Mart Stores Inc. + ..............................   10,006,262
                                                                    ----------
                                                                    34,248,353
                                                                    ----------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000


  SHARES                                                              VALUE
--------- COMMON STOCKS-(CONTINUED)                               ------------

          SEMICONDUCTOR CAPITAL
          EQUIPMENT-6.6%
 326,200  Applied Materials Inc.* + ............................  $ 33,211,237
 266,900  ASM Lithography Holding NV* + ........................    10,676,000
 203,200  Teradyne, Inc.* ......................................    22,352,000
                                                                  ------------
                                                                    66,239,237
                                                                  ------------
          SEMICONDUCTORS-16.1%
 236,000  Altera Corporation* ..................................    24,131,000
  67,200  Broadcom Corp., Cl. A* ...............................    11,583,600
 107,500  Conexant Systems Inc.* + .............................     6,436,563
 187,100  Intel Corp. + ........................................    23,726,619
 218,800  Linear Technology Corporation ........................    12,498,950
 491,500  LSI Logic Corp.* + ...................................    30,718,750
 206,500  Texas Instruments, Incorporated ......................    33,633,687
  85,600  Vitesse Semiconductor Corp.* .........................     5,826,150
 191,200  Xilinx, Inc.* + ......................................    14,005,400
                                                                  ------------
                                                                   162,560,719
                                                                  ------------
          Total Common Stocks
          (Cost $643,133,536)...................................   888,299,993
          PREFERRED STOCK-2.0%                                    ------------

          COMMUNICATION
          EQUIPMENT
 349,600  Nokia Corporation, ADR +
            (Cost $13,790,456)..................................    19,883,500
                                                                   -----------

  PRINCIPAL
    AMOUNT
------------- SHORT-TERM INVESTMENTS-30.4%

              SHORT-TERM
              CORPORATE NOTES-7.9%
$30,000,000   Concord Minuteman Capital Co. LLC,
              6.03%, 5/10/00 (a) ...............................    29,954,776
 30,000,000   Dow Chemical Co., 6.00%, 5/11/00 .................    29,950,000
 20,000,000   GTE Funding Inc., 6.01%, 5/25/00 .................    19,919,866
                                                                    ----------
              Total Short-Term Corporate Notes
              (Cost $79,824,642)................................    79,824,642
                                                                    ----------
              SECURITIES HELD UNDER REPURCHASE  AGREEMENTS-3.3%
              Securities Held Under Repurchase Agreements,
              5.77%, 5/1/00, with State Street Bank and Trust,
              dtd 4/28/00, repurchase price $33,190,952;
              collateralized by Federal Home Loan Bank (par
              value $33,755,000 due 11/17/03)...................    33,175,000
                                                                    ----------
  SHARES
----------
              OTHER SHORT-TERM
              INVESTMENTS-19.2%
193,308,161   Securities Lending Quality Trust
                (Cost $193,308,161) (c).........................   193,308,161
                                                                   -----------
              Total Short-Term Investments
                (Cost $306,307,803) ............................   306,307,803
                                                                   -----------
              Total Investments
                (Cost $963,231,795) (b)............. 120.8%      1,214,491,296
              Liabilities in excess of other assets  (20.8)       (209,449,282)
                                                     -----       -------------
              Net Assets ........................... 100.0%     $1,005,042,014
                                                     =====      ==============

--------

*   Non-income producing security.
+   Securities partially or fully on loan.

(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.

(b) At April 30, 2000, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $963,231,795, amounted to $251,259,501 which consisted of aggregate gross unrealized appreciation of $296,977,707 and aggregate gross unrealized depreciation of $45,718,206.

(c) Represents investment of cash collateral received for securities on loan.


                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000

ASSETS:
 Investments in securities, at value
  (cost $963,231,795), see accompanying
  schedule of investments ......................                 $1,214,491,296
 Cash ..........................................                         24,994
 Receivable for shares of beneficial
  interest sold ................................                      5,837,919
 Dividends and interest receivable .............                         79,132
 Prepaid expenses ..............................                         52,943
                                                                 --------------
   Total Assets ................................                  1,220,486,284
LIABILITIES:
 Payable for securities loaned .................  $193,308,161
 Payable for investment securities purchased ...    19,395,819
 Investment advisory fees payable ..............     1,214,747
 Payable for shares of beneficial
  interest redeemed ............................     1,148,418
 Shareholder servicing fees payable ............       202,458
 Trustees' fees payable ........................         1,962
 Accrued expenses ..............................       172,705
                                                  ------------
   Total Liabilities ...........................                    215,444,270
                                                                 --------------
NET ASSETS .....................................                 $1,005,042,014
                                                                 ==============
NET ASSETS CONSIST OF:
 Paid-in capital ...............................                 $  759,584,213
 Undistributed net investment income
  (accumulated loss) ...........................                    (15,407,079)
 Undistributed net realized gain ...............                      9,605,379
 Net unrealized appreciation ...................                    251,259,501
                                                                 --------------
NET ASSETS .....................................                 $1,005,042,014
                                                                 ==============
Shares of beneficial interest
  outstanding--Note 5 ..........................                     79,026,111
                                                                 ==============
NET ASSET VALUE PER SHARE ......................                 $        12.72
                                                                 ==============


                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000

INVESTMENT INCOME:
 Income:
  Dividends ......................................                 $    530,507
  Interest .......................................                      869,868
                                                                   ------------
   Total Income ..................................                    1,400,375
 Expenses:
  Investment advisory fees--Note 2(a) ............   $ 6,564,314
  Shareholder servicing fees--Note 2(e) ..........     1,094,048
  Interest on line of credit utilized--Note 4 ....         4,403
  Registration fees ..............................       122,546
  Custodian and transfer agent fees ..............       104,689
  Professional fees ..............................        19,258
  Trustees' fees .................................        10,033
  Shareholder reports ............................         5,110
  Miscellaneous ..................................        24,932
                                                     -----------
   Total Expenses ................................                    7,949,333
                                                                   ------------
NET INVESTMENT LOSS ..............................                   (6,548,958)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments ................     6,328,304
 Net change in unrealized appreciation
  (depreciation) of investments ..................   121,434,254
                                                     -----------
   Net realized and unrealized gain
    on investments ...............................                  127,762,558
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ......................................                 $121,213,600
                                                                   ============

                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF CASH FLOWS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000

Increase (decrease) in cash:
Cash flows from operating activities:
 Dividends received ..........................................    $     517,110
 Interest received ...........................................          853,917
 Interest paid ...............................................             (884)
 Operating expenses paid .....................................       (7,261,431)
 Purchase of investment securities ...........................     (569,628,392)
 Purchase of short-term securities, net ......................     (305,111,032)
 Proceeds from disposition of investment securities ..........      344,470,417
 Other .......................................................          (15,505)
                                                                  -------------
   Net cash used in operating activities .....................     (536,175,800)
                                                                  -------------
Cash flows from financing activities:
 Distributions paid ..........................................      (49,922,048)
 Proceeds from shares sold and dividends reinvested ..........      701,936,991
 Payments on shares redeemed .................................     (310,445,178)
 Increase in cash collateral received on securities loaned ...      193,308,161
                                                                  -------------
   Net cash provided by financing activities .................      534,877,926
                                                                  -------------
Net decrease in cash .........................................       (1,297,874)
Cash-beginning of period .....................................        1,322,868
                                                                  -------------
Cash-end of period ...........................................    $      24,994
                                                                  =============
Reconciliation of net increase in net assets to
 net cash used in operating activities:
 Net increase in net assets resulting from operations ........    $ 121,213,600
 Increase in investments .....................................     (547,798,981)
 Increase in interest and dividends receivable ...............          (29,349)
 Decrease in receivable for investment securities sold .......        8,807,106
 Increase in payable for investment securities purchased .....        8,722,870
 Net realized gain ...........................................       (6,328,304)
 Net increase in unrealized appreciation .....................     (121,434,254)
 Increase in accrued expenses and other liabilities ..........          687,017
 Net increase in other assets ................................          (15,505)
                                                                  -------------
   Net cash used in operating activities .....................    $(536,175,800)
                                                                  =============

                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                               SIX MONTHS
                                             ENDED APRIL 30,      YEAR ENDED
                                                  2000            OCTOBER 31,
                                               (UNAUDITED)           1999
                                             --------------     --------------
Net investment loss ......................   $   (6,548,958)    $   (5,802,741)
Net realized gain on investments .........        6,328,304         54,227,221
Net change in unrealized appreciation
 (depreciation) of investments ...........      121,434,254        101,424,060
                                             --------------     --------------
   Net increase in net assets resulting
    from operations ......................      121,213,600        149,848,540
Distribution to shareholders:
 Net realized gains ......................      (49,922,048)        (1,341,765)
Net increase from shares of beneficial
 interest transactions-Note 5 ............      385,094,904        207,110,227
                                             --------------     --------------
   Total increase in net assets ..........      456,386,456        355,617,002
Net assets:
 Beginning of period .....................      548,655,558        193,038,556
                                             --------------     --------------
 End of period (including accumulated net
  investment losses of $15,407,079 and
  $8,858,121, respectively) ..............   $1,005,042,014     $  548,655,558
                                             ==============     ==============

                       See Notes to Financial Statements.

SPECTRA FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD(I)

                                               SIX
                                              MONTHS
                                              ENDED                                 YEAR ENDED OCTOBER 31,
                                            APRIL 30,     -------------------------------------------------------------------------
                                            2000 (IV)         1999            1998           1997            1996           1995
                                           ---------------------------------------------------------------------------------------
Net asset value, beginning of period ....  $    10.76     $      6.65     $     5.74     $     4.54      $     6.98       $   6.27
                                           ---------------------------------------------------------------------------------------
Net investment loss .....................       (0.02)          (0.07)         (0.02)         (0.06)(ii)      (0.08)(ii)     (0.17)
Net realized and unrealized gain on
 investments ............................        2.91            4.22           0.98           1.26            0.41           2.41
                                           ---------------------------------------------------------------------------------------
Total from investment operations ........        2.89            4.15           0.96           1.20            0.33           2.24
Distributions from net realized gains ...       (0.93)          (0.04)         (0.05)            --           (2.77)         (1.53)
                                           ---------------------------------------------------------------------------------------
Net asset value, end of period ..........  $    12.72     $     10.76     $     6.65     $     5.74      $     4.54       $   6.98
                                           =======================================================================================
Total Return (iii) ......................       27.09%          62.66%         16.94%         26.45%          12.68%         57.72%
                                           =======================================================================================
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted) .......................  $1,005,042     $   548,656     $  193,039     $   84,988      $   11,485       $  5,374
                                           =======================================================================================
  Ratio of expenses excluding interest
   to average net assets ................        1.82%           1.83%          1.90%
                                           =========================================
  Ratio of expenses including interest
   to average net assets ................        1.82%           1.85%          1.96%          2.12%           2.55%          3.76%
                                           =======================================================================================
  Decrease reflected in above
   expense ratio due to expense
   reimbursements made pursuant to
   applicable state expense limits ......          --              --             --             --             .69%            --
                                           =======================================================================================
  Ratio of net investment loss to
   average net assets ...................       (1.50%)         (1.52%)        (1.24%)        (1.06%)         (1.69%)        (3.05%)
                                           =======================================================================================
  Portfolio Turnover Rate ...............       40.19%         102.54%        190.74%        133.98%         197.04%        207.25%
                                           =======================================================================================
  Amount of debt outstanding at end
   of period ............................          --              --     $  705,000
                                           ==========     ===========     ==========
  Average amount of debt outstanding
   during the period ....................  $  128,434     $   986,981     $1,044,096
                                           ==========     ===========     ==========
  Average daily number of shares
   outstanding during the period ........  64,821,961      40,946,839     22,865,292
                                           ==========     ===========     ==========
  Average amount of debt per share
   during the period ....................          --     $      0.02     $     0.05
                                           ==========     ===========     ==========


(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occured April 23, 1999.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii) Distributions paid when the Fund operated as a closed-end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value.

(iv) Unaudited. Ratios have been annualized; total return has not been annualized.

                       See Notes to Financial Statements.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          Spectra Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities.

          Prior to February 12, 1996, the Fund operated as a closed-end investment company and a Massachusetts corporation.

          The  following  is  a  summary  of  significant   accounting  policies
consistently   followed  by  the  Fund  in  the  preparation  of  its  financial statements.

(a) INVESTMENT VALUATION--Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) REPURCHASE AGREEMENTS--The Fund enters into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities which are verified by the investment manager as being either received and held in physical possession by the custodian or as having been received by such custodian in book-entry form through the Federal Reserve book-entry system. The investment manager monitors the value of the collateral at the time the repurchase agreement is entered into and on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.


(d) LENDING OF PORTFOLIO SECURITIES--The Fund lends its securities to financial institutions, provided that the market value of securities loaned will not at any time exceed one-third of the Fund's total assets, as defined. The Fund earns fees on the securities loaned which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the investment manager ensures that the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities. At April 30, 2000, the value of securities loaned and collateral received were $198,643,484 and $193,308,161, respectively.


(e) DIVIDENDS TO SHAREHOLDERS--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.


(f) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.


(g) OTHER--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY FEES--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(b) TRANSFER AGENT FEES--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the six months ended April 30, 2000, the Fund incurred fees of approximately $59,000 for services provided by Alger Services and reimbursed Alger Services approximately $8,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) BROKERAGE COMMISSIONS--During the six months ended April 30, 2000, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $322,695 in connection with securities transactions.

(d) TRUSTEES' FEES--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(e) SHAREHOLDER SERVICING FEES--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.

NOTE 3--SECURITIES TRANSACTIONS:

          During the six months ended April 30, 2000, purchases and sales of investment securities, excluding short-term securities, aggregated $578,351,262 and $335,664,975, respectively.

NOTE 4--LINES OF CREDIT:

          The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. For the six months ended April 30, 2000, the Fund had borrowings which averaged $128,434 at a weighted average interest rate of 6.78%.

NOTE 5--SHARE CAPITAL:

          The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. The transactions of shares of beneficial interest have been adjusted for the effect of a 3 for 1 stock split which occurred on April 23, 1999.

          During the six months ended April 30, 2000, transactions of shares of beneficial interest were as follows:

                                              SHARES                  AMOUNT
                                           -----------            -------------
Shares sold .........................       46,911,314            $ 648,025,441
Dividend reinvested .................        3,808,210               47,336,055
Shares redeemed .....................      (22,702,585)            (310,266,592)
                                           -----------            -------------
Net increase ........................       28,016,939            $ 385,094,904
                                           ===========            =============

          During the year ended October 31, 1999, transactions of shares of beneficial interest were as follows:

                                              SHARES                  AMOUNT
                                           -----------            -------------
Shares sold .........................       67,279,182            $ 629,131,687
Dividends reinvested ................          146,798                1,112,731
Shares redeemed .....................      (45,430,801)            (423,134,191)
                                           -----------            -------------
Net increase ........................       21,995,179            $ 207,110,227
                                           ===========            =============

                                  SPECTRA FUND


             RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)


A special meeting of shareholders was held on April 28, 2000. The following matters were submitted to a shareholder vote with the following results:

Proposal 1--the election or reelection of the following as trustees of the Fund:

      Fred M. Alger III, David D. Alger, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil, Nathan E. Saint-Amand and B. Joseph White.

Each of the candidates was elected or reelected and received at least 56,839,566 affirmative votes; no more than 941,476 votes were withheld for any candidate.

Proposal 2--the ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 2000: For--56,358,667; Against--338,742; Abstain--1,083,634.